UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9160

                     AllianceBernstein High Yield Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                  Mark R. Manley.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                  Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

AllianceBernstein High Yield Fund


                             High Yield Fixed Income

                                               Annual Report--September 30, 2003

     Investment Products Offered
=====================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
=====================================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 7, 2003

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the annual reporting period ended September 30, 2003.

Investment Objective and Policies
This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Performance
The following table provides performance for the Fund as well as its benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index, for the six- and 12-month periods ended September 30, 2003.


   INVESTMENT RESULTS*
   Periods ended September 30, 2003

                                              ==================================
                                                           Returns
                                              ==================================
                                              6 Months               12 Months
--------------------------------------------------------------------------------
   AllianceBernstein
   High Yield Fund
     Class A                                    10.72%                25.11%
--------------------------------------------------------------------------------
     Class B                                    10.36%                24.48%
--------------------------------------------------------------------------------
     Class C                                    10.36%                24.47%
--------------------------------------------------------------------------------
   Credit Suisse
   First Boston
   High Yield
   Index                                        13.08%                28.05%
--------------------------------------------------------------------------------
   Lipper High
   Yield Index                                  12.29%                26.51%
--------------------------------------------------------------------------------

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) for each class of shares as of September 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses to 1.70% for Class A, 2.40% for Class B, 2.40% for Class C and 1.40% for Advisor Class. This waiver extends through the Fund's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown above. Past performance is no guarantee of future results.

   The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market. The Lipper High Yield Index is an equal dollar weighted index of the largest mutual funds

-------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 1
   within the High Yield fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein High Yield Fund.

   Additional investment results appear on page 6.


For the 12-month period ended September 30, 2003, the Fund underperformed its benchmark, the CSFBHY Index, and the Lipper High Yield Index. For the reporting period, the Fund placed in the second quartile of its high yield peer group.

Relative to the CSFBHY Index, the Fund's underweight position in the utility sector detracted from performance, as this sector showed strong performance throughout the reporting period. The Fund benefited from its overweighting in cable and wireless communications, where valuations significantly appreciated from previously oversold levels. In addition, the Fund's underweighting in energy, which languished at relative overvalued levels versus the overall market, added to relative performance. Security selection also had a meaningful role in the Fund's performance, as holdings in some of our top positions performed extremely well, namely, Nextel Communications, Cablevision Systems, Allied Waste North American, Time Warner Telecom, Inc., On Semiconductor Corp. and Charter Communications Holdings. Equally important, we avoided the troubled credits in this reporting period such as United Airlines, American Airlines, Fleming Cos. and Healthsouth. The Fund's underweighting in utilities, however, detracted from performance. This sector performed well due to aggressive asset sales and balance sheet events rather than any improvement in business fundamentals.

Market Review and Investment Strategy
Risk aversion in the U.S. credit markets continued to reverse during the reporting period, particularly in the telecommunication, media, utility and technology sectors as well as the triple-C credit tier. The Fund benefited from its exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained sector overweightings based on our belief that these sectors were oversold and certain better quality issuers were punished along with the entire sector.

Given our cautiously constructive view of the economy, we maintained the Fund's positions in certain cyclical sectors, such as paper and packaging and services, but continued to reduce the Fund's allocation in specific names to enhance sector diversification. We continued to underweight credit-challenged sectors, such as airlines, technology, wireline telecommunications and retail, but added some issuers in these sectors as we identified value in certain names. Although we have increased the Fund's exposure to utilities by adding positions in several of the new issues that came to market this year, we continued to underweight the sector. We believe that the fundamentals for the utility industry


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN HIGH YIELD FUND
are negative due to anticipated low demand growth, forecasted high gas prices and continued capacity additions. However, many of the issuers in this sector have been able to access the capital markets in order to refinance near-term maturities and improve financial flexibility. Although some individual utility issuers represent a substantial weighting in the index, we have taken a conservative approach, investing only in issues that we believe have good asset protection and sufficient financial liquidity. Within the wireless sector, the Fund is focused on rural providers that have less competition, that we believe will be less affected by the implementation of number portability this fall, and that have improved balance sheets as a result of recent capital-market transactions. Other sectors in which the Fund is overweighted include services and lodging/leisure.

--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 3

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/22/97* TO 9/30/03


Credit Suisse First Boston High Yield Index: $14,422

AllianceBernstein High Yield Fund Class A: $11,977

Credit Suisse First Boston High Yield Index
AllianceBernstein High Yield Fund Class A

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                AllianceBernstein           Credit Suisse
                                 High Yield Fund            First Boston
                                     Class A               High Yield Index
--------------------------------------------------------------------------------
4/22/97*                               $10,000                $10,000
9/30/97                                $11,997                $10,930
9/30/98                                $11,940                $10,873
9/30/99                                $12,110                $11,302
9/30/00                                $11,438                $11,519
9/30/01                                 $9,752                $10,951
9/30/02                                 $9,572                $11,263
9/30/03                                $11,977                $14,422


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 4/22/97* to 9/30/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market.

When comparing AllianceBernstein High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein High Yield Fund.


* Fund and benchmark data are from the Fund's Class A share inception date of 4/22/97.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN HIGH YIELD FUND

PORTFOLIO SUMMARY
September 30, 2003

INCEPTION DATES
Class A Shares
4/22/97
Class B Shares
4/22/97
Class C Shares
4/22/97

PORTFOLIO STATISTICS
Net Assets ($mil): $586.2


INDUSTRY/SECTOR BREAKDOWN
     8.5% Mobile Communications
     8.3% Paper/Packaging
     6.4% Cable
     5.9% Industrial
     5.2% Public Utilities-
            Electric & Gas
     5.0% Energy
     4.9% Healthcare
     4.3% Financial
     4.1% Fixed Communications
     4.1% Service
     4.0% Hotels/Lodging
     3.7% Publishing
     3.6% Gaming
     3.3% Automotive
     3.3% Chemicals
     3.3% Entertainment & Leisure
     3.2% Building/Real Estate
     3.1% Technology

    14.7% Other

     1.1% Short-Term

All data as of September 30, 2003. The Fund's industry/sector breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3% weightings in Consumer Manufacturing, Broadcasting/Media, Containers, Communications, Electronics, Miscellaneous, Telephone, Utility, Food & Beverage, Supermarkets & Drugs, Metals/Mining, Aerospace/Defense, Retail and Restaurants.

--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 5

INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge

                     1 Year         25.11%                    19.84%
                    5 Years          0.06%                    -0.81%
           Since Inception*          2.84%                     2.15%
                SEC Yield**          6.71%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge

                     1 Year         24.48%                    20.48%
                    5 Years         -0.61%                    -0.61%
           Since Inception*          2.17%                     2.17%
                SEC Yield**          6.40%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge

                     1 Year         24.47%                    23.47%
                    5 Years         -0.61%                    -0.61%
           Since Inception*          2.15%                     2.15%
                SEC Yield**          6.41%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date: 4/22/97 for all share classes.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended
   September 30, 2003.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS
September 30, 2003

                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-93.5%
Aerospace/Defense-1.5%
Dunlop Stand Aero Holdings
   11.875%, 5/15/09 ........................       $     2,145       $ 2,327,325
K & F Industries, Inc.
   Series B
   9.625%, 12/15/10 ........................             1,685         1,861,925
Sequa Corp.
   9.00%, 8/01/09 ..........................             1,310         1,441,000
Transdigm, Inc.
   8.375%, 7/15/11(a) ......................             2,860         3,088,800
                                                                     -----------
                                                                       8,719,050
                                                                     -----------
Automotive-3.2%
Dana Corp.
   10.125%, 3/15/10 ........................             3,180         3,569,550
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 ..........................             3,315         3,099,525
HLI Operating Co., Inc.
   10.50%, 6/15/10(a) ......................             3,190         3,493,050
Tenneco Automotive, Inc.
   10.25%, 7/15/13(a) ......................             2,770         3,019,300
TRW Automotive, Inc.
   9.375%, 2/15/13(a) ......................             1,600         1,808,000
   11.00%, 2/15/13(a) ......................             1,625         1,901,250
United Auto Group, Inc.
   9.625%, 3/15/12 .........................             1,755         1,926,113
                                                                     -----------
                                                                      18,816,788
                                                                     -----------
Broadcasting/Media-2.5%
Allbritton Communications
   7.75%, 12/15/12 .........................             2,530         2,593,249
Corus Entertainment, Inc.
   8.75%, 3/01/12 ..........................             1,690         1,850,550
Emmis Communications
   12.50%, 3/15/11(b) ......................             2,295         2,054,025
Paxson Communications
   12.25%, 1/15/09 .........................             1,910         1,523,225
Primedia, Inc.
   8.00%, 5/15/13(a) .......................               840           852,600
   8.875%, 5/15/11 .........................             2,085         2,173,613
Sinclair Broadcast Group
   8.00%, 3/15/12 ..........................             1,965         2,082,900
   8.75%, 12/15/11 .........................               485           529,863
Young Broadcasting, Inc.
   8.50%, 12/15/08 .........................             1,195         1,278,650
                                                                     -----------
                                                                      14,938,675
                                                                     -----------


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 7

                                                    Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------
Building/Real Estate-3.2%
Interline Brands, Inc.
   11.50%, 5/15/11(a) ..........................        $  2,100    $  2,268,000
LNR Property Corp.
   7.625%, 7/15/13(a) ..........................           1,490       1,542,150
   10.50%, 1/15/09 .............................           4,445       4,756,150
Meritage Corp.
   9.75%, 6/01/11 ..............................           2,900       3,190,000
Schuler Homes
   10.50%, 7/15/11 .............................           2,115       2,408,456
Werner Holdings Co., Inc.
Series A
   10.00%, 11/15/07 ............................             850         867,000
William Lyon Homes, Inc.
   10.75%, 4/01/13 .............................           3,295       3,591,550
                                                                     -----------
                                                                      18,623,306
                                                                     -----------
Cable-4.2%
Charter Communications Holdings
   11.75%, 5/15/11 .............................          16,485       9,149,175
   12.125%, 1/15/12 ............................              85          44,200
CSC Holdings, Inc.
   7.625%, 7/15/18 .............................              90          86,850
DirecTV Holdings
   8.375%, 3/15/13 .............................           2,000       2,265,000
Innova S de. R.L
   9.375%, 9/19/13(a) ..........................           4,060       4,105,675
   12.875%, 4/01/07 ............................           6,065       6,277,275
Insight Midwest LP/Insight Captial, Inc.
   9.75%, 10/01/09 .............................           2,750       2,784,375
                                                                     -----------
                                                                      24,712,550
                                                                     -----------
Chemicals-3.0%
Equistar Chemical Funding
   10.125%, 9/01/08 ............................           3,175       3,159,125
   10.625%, 5/01/11(a) .........................           1,495       1,487,525
Huntsman Advanced Materials
   11.00%, 7/15/10(a) ..........................           2,020       2,110,900
Huntsman ICI Chemicals
   10.125%, 7/01/09 ............................           1,950       1,862,250
Huntsman International Holdings
   0.00%, 12/31/09 .............................           2,500       1,000,000
Resolution Performance
   9.50%, 4/15/10 ..............................             255         261,375
   13.50%, 11/15/10 ............................           4,840       4,356,000
Westlake Chemical Corp.
   8.75%, 7/15/11(a) ...........................           3,080       3,210,900
                                                                     -----------
                                                                      17,448,075
                                                                     -----------
Consumer Manufacturing-2.6%
Central Garden & Pet Co.
   9.125%, 2/01/13 .............................           1,260       1,379,700


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Collins & Aikman Floorcoverings
   Series B
   9.75%, 2/15/10 ..........................          $  1,555      $  1,648,300
Rayovac Corp.
   8.50%, 10/01/13(a) ......................             1,285         1,329,975
Salton, Inc.
   12.25%, 4/15/08 .........................             3,410         3,350,325
Sealy Mattress Co.
   Series B
   9.875%, 12/15/07 ........................             2,780         2,807,800
St. John Knits International, Inc.
   12.50%, 7/01/09 .........................             1,675         1,842,500
Warnaco Group, Inc.
   8.875%, 6/15/13(a) ......................             1,680         1,810,200
Windmere-Durable Holdings
   10.00%, 7/31/08 .........................               940           989,350
                                                                     -----------
                                                                      15,158,150
                                                                     -----------
Energy-4.9%
Chesapeake Energy Corp
   7.75%, 1/15/15 ..........................             2,870         3,042,200
   9.00%, 8/15/12 ..........................             1,195         1,350,350
Citgo Petroleum Corp.
   11.375%, 2/01/11(a) .....................             5,350         6,072,250
Frontier Oil Corp.
   8.00%, 4/15/13(a) .......................               615           627,300
   11.75%, 11/15/09 ........................             1,230         1,396,050
Grant Prideco
   9.00%, 12/15/09 .........................             1,835         1,986,388
Grey Wolf, Inc.
   8.875%, 7/01/07 .........................               562           576,050
HilCorp Energy
   10.50%, 9/01/10(a) ......................             7,230         7,718,025
Premcor Refining Group
   9.50%, 2/01/13 ..........................             1,715         1,895,075
Pride Petroleum Services, Inc.
   9.375%, 5/01/07 .........................               757           783,495
Universal Compression, Inc.
   7.25%, 5/15/10 ..........................             1,110         1,148,850
Westport Resources Corp.
   8.25%, 11/01/11(a) ......................             1,340         1,470,650
   8.25%, 11/01/11 .........................               830           910,925
                                                                     -----------
                                                                      28,977,608
                                                                     -----------
Entertainment/Leisure-3.3%
Cinemark USA, Inc.
   9.00%, 2/01/13 ..........................             2,465         2,643,713
Premier Parks
   9.75%, 6/15/07 ..........................             2,765         2,730,438
Royal Caribbean Cruises
   8.00%, 5/15/10 ..........................               890           943,400
   8.75%, 2/02/11 ..........................             3,570         3,909,150


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 9

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Six Flags, Inc.
   9.50%, 2/01/09 ..........................          $  4,145      $  3,968,837
   9.75%, 4/15/13(a) .......................             1,865         1,762,425
Universal City Development
   11.75%, 4/01/10(a) .....................              2,950         3,333,500
                                                                     -----------
                                                                      19,291,463
                                                                     -----------
Financial-3.1%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13(a) .....................             1,475         1,611,438
Fairfax Financial Holdings
   7.375%, 4/15/18 .........................               905           814,500
   7.75%, 7/15/37 ..........................               360           311,400
   8.25%, 10/01/15 .........................               520           491,400
Finova Group, Inc.
   7.50%, 11/15/09 .........................             7,087         3,543,499
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(c) .......................             3,310         3,392,750
PXRE Capital Trust I
   8.85%, 2/01/27 ..........................             2,715         2,416,350
Royal Sun & Alliance, Inc.
   8.95%, 10/15/29 .........................             3,320         3,011,326
Western Financial Bank
   9.625%, 5/15/12 .........................             2,515         2,735,063
                                                                     -----------
                                                                      18,327,726
                                                                     -----------
Fixed Communications-4.0%
Eircom Funding
   8.25%, 8/15/13(a) .......................             1,640         1,771,200
Fairpoint Communications
   11.875%, 3/01/10 ........................             1,065         1,219,425
   12.50%, 5/01/10 .........................               910           973,700
Quest Capital Funding, Inc.
   7.25%, 2/15/11 ..........................               195           174,525
Qwest Corp.
   13.50%, 12/15/10(a) .....................             7,723         9,035,910
Time Warner Telecom, Inc.
   10.125%, 2/01/11 ........................             6,835         6,852,088
Worldcom, Inc.
   7.50%, 5/15/11(d) .......................            10,180         3,384,850
                                                                     -----------
                                                                      23,411,698
                                                                     -----------
Food & Beverage-2.1%
Del Monte Corp.
   8.625%, 12/15/12(a) .....................               995         1,092,013
   Series B
   9.25%, 5/15/11 ..........................             1,525         1,681,313
Dimon, Inc.
   7.75%, 6/01/13(a) .......................               945           973,350
   Series B
   9.625%, 10/15/11 ........................             1,060         1,184,550


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Dole Foods Co.
   8.875%, 3/15/11(a) ......................          $  2,280      $  2,439,600
Merisant Co.
   9.50%, 7/15/13(a) .......................             2,110         2,268,250
Swift & Co.
   10.125%, 10/01/09 .......................             2,410         2,675,099
                                                                     -----------
                                                                      12,314,175
                                                                     -----------
Gaming-3.6%
Ameristar Casino, Inc.
   10.75%, 2/15/09 .........................             1,395         1,593,788
Argosy Gaming Co.
   9.00%, 9/01/11 ..........................             1,440         1,573,200
Horseshoe Gaming Holding Corp.
   Series B
   8.625%, 5/15/09 .........................             1,185         1,275,356
Mandalay Resort Group
   Series B
   10.25%, 8/01/07 .........................             3,170         3,661,350
MGM Mirage, Inc.
   8.375%, 2/01/11 .........................             1,550         1,712,750
Mohegan Tribal Gaming
   8.375%, 7/01/11 .........................             1,500         1,642,500
Riviera Holdings Corp.
   11.00%, 6/15/10 .........................             2,815         2,804,444
Trump Holdings & Funding
   11.625%, 3/15/10 ........................             1,975         1,765,156
Turning Stone Casino Entertainment
   9.125%, 12/15/10(a) .....................             2,080         2,243,800
Venetian Casino/LV Sands, Inc.
   11.00%, 6/15/10 .........................             2,185         2,501,825
                                                                     -----------
                                                                      20,774,169
                                                                     -----------
Healthcare-4.9%
Alliance Imaging, Inc.
   10.375%, 4/15/11 ........................             4,045         4,227,025
Concentra Operating Corp.
   9.50%, 8/15/10(a) .......................             1,195         1,254,750
   13.00%, 8/15/09 .........................             3,120         3,478,800
Extendicare Health Services, Inc.
   9.50%, 7/01/10 ..........................             2,165         2,359,850
Hanger Orthopedic Group
   10.375%, 2/15/09 ........................             2,505         2,808,731
Iasis Healthcare Corp.
   13.00%, 10/15/09 ........................             2,300         2,593,250
Pacificare Health Systems
   10.75%, 6/01/09 .........................             4,225         4,879,874
Select Medical Corp.
   7.50%, 8/01/13(a) .......................             2,625         2,723,438
Vanguard Health Systems
   9.75%, 8/01/11 ..........................             3,890         4,162,300
                                                                     -----------
                                                                      28,488,018
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 11

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Hotels/Lodging-3.9%
Corrections Corp. of America
   7.50%, 5/01/11 ........................           $    375       $    388,594
   9.875%, 5/01/09 .......................              1,925          2,170,438
Extended Stay America
   9.875%, 6/15/11 .......................              2,775          3,076,781
Felcor Lodging LP
   9.00%, 6/01/11 ........................                345            369,150
   10.00%, 9/15/08 .......................              2,000          2,160,000
Host Marriott LP
   Series G
   9.25%, 10/01/07 .......................              3,365          3,688,881
   Series I
   9.50%, 1/15/07 ........................                770            847,000
Intrawest Corp.
   9.75%, 8/15/08 ........................                220            232,375
   10.50%, 2/01/10 .......................              2,440          2,705,350
La Quinta Properties
   8.875%, 3/15/11(a) ....................              2,740          2,983,175
Starwood Hotels Resorts
   7.875%, 5/01/12 .......................              2,000          2,200,000
Vail Resorts, Inc.
   8.75%, 5/15/09 ........................              1,965          2,075,531
                                                                     -----------
                                                                      22,897,275
                                                                     -----------
Industrial-5.8%
Amsted Industries, Inc.
   10.25%, 10/15/11(a) ...................              3,215          3,472,200
Amtrol, Inc.
   10.625%, 12/31/06 .....................              3,445          1,843,075
Case New Holland, Inc.
   9.25%, 8/01/11(a) .....................              6,145          6,636,599
Dayton Superior Corp.
   10.75%, 9/15/08(a) ....................              1,545          1,591,350
Fastentech, Inc.
   11.50%, 5/01/11(a) ....................              2,650          2,782,500
Fimep S.A
   10.50%, 2/15/13 .......................              1,775          2,014,625
Flowserve Corp.
   12.25%, 8/15/10 .......................              2,359          2,736,440
H&E Equipment/Finance
   11.125%, 6/15/12 ......................              1,353          1,156,815
Motors and Gears, Inc.
   Series D
   10.75%, 11/15/06 ......................              1,450          1,109,250
NMHG Holdings Co.
   10.00%, 5/15/09 .......................              1,690          1,867,450
SPX Corp.
   7.50%, 1/01/13 ........................              1,500          1,586,250
Terex Corp.
   Series B
   10.375%, 4/01/11 ......................              2,945          3,313,125


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Trimas Corp.
   9.875%, 6/15/12 ...........................         $  3,645     $  3,717,900
                                                                     -----------
                                                                      33,827,579
                                                                     -----------
Metals/Mining-1.5%
AK Steel Corp.
   7.875%, 2/15/09 ...........................            8,205        5,907,600
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 2/01/10 ..........................            2,125        2,385,313
Ormet Corp.
   11.00%, 8/15/08(a)(c)(d) ..................            2,500          587,500
                                                                     -----------
                                                                       8,880,413
                                                                     -----------
Mobile Communications-8.4%
ACC Escrow Corp.
   10.00%, 8/01/11(a) ........................            4,455        4,811,400
Dobson Communications
   8.875%, 10/01/13(a) .......................            4,900        4,979,625
Dobson/Sygnet Communications
   12.25%, 12/15/08 ..........................            4,240        4,568,600
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(d) ........................           14,500        1,160,000
MobiFon Holdings BV
   12.50%, 7/31/10(a) ........................            6,135        6,717,824
Nextel Communications
   7.375%, 8/01/15 ...........................            4,895        4,968,425
   9.375%, 11/15/09 ..........................            2,885        3,144,650
   9.95%, 2/15/08 ............................               15           15,844
PTC International Finance II, SA
   11.25%, 12/01/09 ..........................            5,435        5,924,150
Rural Cellular Corp.
   9.75%, 1/15/10 ............................            5,125        4,689,375
Triton PCS, Inc.
   8.75%, 11/15/11 ...........................            2,500        2,506,250
Western Wireless Corp.
   9.25%, 7/15/13(a) .........................            5,495        5,632,375
                                                                     -----------
                                                                      49,118,518
                                                                     -----------
Paper/Packaging-8.2%
Anchor Glass Container
   11.00%, 2/15/13(a) ........................            3,005        3,380,625
Berry Plastics Plc
   10.75%, 7/15/12 ...........................            2,545        2,850,400
Constar International
   11.00%, 12/01/12 ..........................            1,210        1,022,450
Crown Euro Holdings SA
   9.50%, 3/01/11(a) .........................            2,925        3,159,000
Crown Paper Co.
   11.00%, 9/01/05(d) ........................            6,225              -0-
Doman Industries, Ltd.
   12.00%, 7/01/04 ...........................            2,585        2,649,625


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 13

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Georgia-Pacific Corp.
   9.375%, 2/01/13(a) ..........................        $  4,185    $  4,692,431
Graphic Packaging International
   9.50%, 8/15/13(a) ...........................           4,455       4,911,638
Greif Brothers Corp.
   8.875%, 8/01/12 .............................           2,025       2,202,188
MDP Acquisitions Plc
  .625%, 10/01/12 ..............................           4,320       4,752,000
Norske Skog Canada Ltd.
   Series D
   8.625%, 6/15/11 .............................           2,405       2,516,231
Owens-Brockway Glass
   8.875%, 2/15/09 .............................           7,330       7,843,099
Plainwell, Inc.
   Series B
   11.00%, 3/01/08(d) ..........................           5,000         275,000
Plastipak Holdings
   10.75%, 9/01/11 .............................           1,995       2,194,500
Pliant Corp.
   11.125%, 9/01/09(a) .........................             835         895,538
   13.00%, 6/01/10 .............................           2,978       2,784,430
Russell Stanley Holdings, Inc.
   9.00%, 11/30/08(c)(e) .......................           2,328       1,070,876
Stone Container Corp.
  9.75%, 2/01/11 ...............................            865         947,175
                                                                     -----------
                                                                      48,147,206
                                                                     -----------
Public Utilities - Electric & Gas-5.1%
AES Corp.
   8.75%, 5/15/13(a) ...........................             540         569,700
   9.00%, 5/15/15(a) ...........................           2,470       2,624,375
   10.00%, 7/15/05(a) ..........................           1,760       1,821,600
Calpine Corp.
   8.50%, 7/15/10(a) ...........................           9,965       9,217,624
Northwest Pipeline Corp.
   8.125%, 3/01/10 .............................           1,580       1,722,200
Semco Energy
   7.125%, 5/15/08(a) ..........................             520         525,200
   7.75%, 5/15/13(a) ...........................             890         901,125
Southern Natural Gas
   7.35%, 2/15/31 ..............................           2,225       2,058,125
   8.875%, 3/15/10 .............................           1,780       1,913,500
Williams Cos., Inc.
   8.625%, 6/01/10 .............................           8,020       8,561,350
                                                                     -----------
                                                                      29,914,799
                                                                     -----------
Publishing-3.7%
American Media, Inc.
   8.875%, 1/15/11 .............................           2,440       2,626,050
Dex Media East LLC
   9.875%, 11/15/09 ............................             715         813,313
   12.125%, 11/15/12 ...........................           2,060       2,497,750


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Dex Media West LLC
   8.50%, 8/15/10(a) .......................          $    970      $  1,059,725
   9.875%, 8/15/13(a) ......................             3,865         4,386,775
Hollinger International Publishing
   9.00%, 12/15/10 .........................             2,560         2,710,400
Houghton Mifflin Co.
   8.25%, 2/01/11(a) .......................             1,780         1,873,450
   9.875%, 2/01/13(a) ......................             1,100         1,171,500
PEI Holdings, Inc.
   11.00%, 3/15/10(a) ......................             1,330         1,476,300
RH Donnelley Financial Corp.
   10.875%, 12/15/12(a) ....................             2,450         2,903,250
                                                                     -----------
                                                                      21,518,513
                                                                     -----------
Restaurants-0.4%
Domino's, Inc.
   8.25%, 7/01/11(a) .......................             2,435         2,584,144
                                                                     -----------
Retail-1.4%
Broder Brothers Co.
   11.25%, 10/15/10(a) .....................             3,025         3,077,938
Hines Nurseries, Inc.
   10.25%, 10/01/11(a) .....................             1,610         1,690,500
Payless Shoe, Inc.
   8.25%, 8/01/13(a) .......................             3,035         3,095,700
                                                                     -----------
                                                                       7,864,138
                                                                     -----------
Service-4.0%
Alderwoods Group
   12.25%, 1/02/09 .........................                 1               890
Allied Waste North American
   Series B
   10.00%, 8/01/09 .........................             8,095         8,813,430
Coinmach Corp.
   9.00%, 2/01/10 ..........................             1,640         1,754,800
Danka Business Systems
   11.00%, 6/15/10(a) ......................             1,155         1,068,375
Iron Mountain, Inc.
   7.75%, 1/15/15 ..........................             2,225         2,308,438
   8.625%, 4/01/13 .........................             1,475         1,578,250
National Waterworks, Inc.
   10.50%, 12/01/12 ........................             1,615         1,772,463
United Rentals, Inc.
   10.75%, 4/15/08(a) ......................             1,310         1,457,375
   Series B
   10.75%, 4/15/08 .........................             1,315         1,462,938
Williams Scotsman, Inc.
   9.875%, 6/01/07 .........................             3,440         3,405,600
                                                                     -----------
                                                                      23,622,559
                                                                     -----------



--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 15

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Supermarkets & Drugs-2.0%
Pathmark Stores
   8.75%, 2/01/12 ............................         $  1,415     $  1,457,450
   8.75%, 2/01/12(a) .........................            1,760        1,804,000
Rite Aid Corp.
   9.25%, 6/01/13(a) .........................              570          607,050
   9.50%, 2/15/11 ............................            2,090        2,372,150
   11.25%, 7/01/08 ...........................            1,930        2,171,250
Roundy's, Inc.
   Series B
   8.875%, 6/15/12 ...........................            1,565        1,643,250
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ...........................            1,500        1,578,750
                                                                    ------------
                                                                      11,633,900
                                                                    ------------
Technology-3.0%
Cooperative Computing
   10.50%, 6/15/11(a) ........................            2,015        2,186,275
Filtronic Plc
   10.00%, 12/01/05 ..........................            5,720        5,920,200
Flextronics International Ltd.
   6.50%, 5/15/13(a) .........................            3,170        3,162,075
On Semiconductor Corp.
   13.00%, 5/15/08 ...........................            4,200        4,809,000
   12.00%, 3/15/10 ...........................              293          345,008
SCG Holding & Semiconductor Co.
   12.00%, 8/01/09 ...........................            1,360        1,424,600
                                                                    ------------
                                                                      17,847,158
                                                                    ------------
Total Corporate Debt Obligations
   (cost $543,128,926) .......................                       547,857,653
                                                                     -----------
NON-CONVERTIBLE PREFERRED
   STOCKS-3.8%
Avecia Group Plc
   16.00%, 7/01/10(c) ........................          115,677        1,619,478
CSC Holdings, Inc.
   Series H
   11.75%, 10/01/07 ..........................           26,751        2,802,167
   Series M
   11.125%, 4/01/08 ..........................           91,650        9,600,337
Intermedia Communication
   Series B
   13.50%, 3/31/09(b)(d) .....................                1               22
Paxson Communications
   14.25%, 11/15/06 ..........................              257        2,312,640
Sovereign REIT
   Series A
   12.00%, 8/29/49(a) ........................            4,175        6,189,438
                                                                     -----------
Total Non-Convertible Preferred Stocks
 (cost $20,219,414) ...........................                       22,524,082
                                                                     -----------



--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN HIGH YIELD FUND

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS(f)-0.1%
Phase Metrics, Inc.(c) .....................          216,818      $     54,205
Russell Stanley Holdings, Inc. .............          160,000               -0-
Safelite Glass Corp. Cl. B(c) ..............           25,161           241,293
Safelite Realty Corp(c) ....................            1,698             1,970
Versatel Telecom International NV ..........           45,165            85,733
                                                                   ------------
Total Common Stocks
   (cost $2,266,156) .......................                            383,201
                                                                    -----------
WARRANTS(f)-0.0%
Chesapeake Energy
   Warrants, expiring 9/01/04 ..............            2,671                27
Harborside Healthcare
   Warrants, expiring 8/01/09 ..............               10                -0-
Pliant Corp.
   Warrants, expiring 6/01/10(d) ...........              200                 2
Safelite Glass Corp.
   Warrants, expiring 9/29/06 ..............           61,663                -0-
Safelite Glass Corp. Cl. B
   Warrants, expiring 9/29/07 ..............           41,109                -0-
Versatel Telecom International NV
   Warrants, expiring 10/10/04 .............           45,165             5,785
                                                                    -----------
Total Warrants
   (cost $7,589) ...........................                              5,814
                                                                    -----------
SHORT-TERM INVESTMENT-1.1%
Time Deposit-1.1%
Bank of New York
   0.56%, 10/01/2003
   (cost $6,500,000) .......................         $  6,500      $  6,500,000
                                                                   ------------
Total Investments-98.5%
   (cost $572,122,085) .....................                        577,270,750
Other assets less liabilities-1.5% .........                          8,970,494
                                                                   ------------
Net Assets-100% ............................                       $586,241,244
                                                                   ------------


--------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate market value of these securities amounted to $191,113,498 or 32.6% of net assets.
(b) Indicates a securities that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(c) Illiquid security, valued at fair value (see Note A).
(d) Security is in default and is non-income producing.
(e) Pay-In-Kind Payments (PIK).
(f) Non-income producing security.

   See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 17

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

Assets
Investments in securities, at value
  (cost $572,122,085)  .....................................  $ 577,270,750
Cash .......................................................         67,577
Interest receivable ........................................     13,373,609
Receivable for investment securities sold ..................      1,900,545
Receivable for capital stock sold ..........................      1,814,909
                                                              -------------
Total assets ...............................................    594,427,390
                                                              -------------
Liabilities
Payable for investment securities purchased ................      3,184,015
Payable for capital stock redeemed .........................      2,571,885
Dividends payable ..........................................      1,211,048
Advisory fee payable .......................................        366,577
Distribution fee payable ...................................        312,684
Accrued expenses ...........................................        539,937
                                                              -------------
Total liabilities ..........................................      8,186,146
                                                              -------------
Net Assets .................................................  $ 586,241,244
                                                              =============
Composition of Net Assets
Capital stock, at par ......................................  $      97,908
Additional paid-in capital .................................    930,861,910
Distributions in excess of net investment income ...........     (1,547,975)
Accumulated net realized loss on investment
   transactions ............................................   (348,319,264)
Net unrealized appreciation of investments .................      5,148,665
                                                              -------------
                                                              $ 586,241,244
                                                              =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($90,466,232 / 15,120,564 shares of capital stock
   issued and outstanding) .................................          $5.98
Sales charge--4.25% of public offering price ...............            .27
                                                                      -----
Maximum offering price .....................................          $6.25
                                                                      =====
Class B Shares
Net asset value and offering price per share
   ($279,665,750 / 46,712,626 shares of capital stock
   issued and outstanding) .................................          $5.99
                                                                      =====
Class C Shares
Net asset value and offering price per share
   ($68,068,335 / 11,364,683 shares of capital stock
   issued and outstanding) .................................          $5.99
                                                                      =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($148,040,927 / 24,709,963 shares of capital stock
   issued and outstanding) .................................          $5.99
                                                                      =====



See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN HIGH YIELD FUND

STATEMENT OF OPERATIONS


                                           September 1,
                                             2003 to         Year Ended
                                          September 30,      August 31,
                                               2003*            2003
                                         ---------------   ---------------
Investment Income
Interest...............................  $     4,617,441   $    51,561,538
Dividends..............................           89,350         1,379,954
                                         ---------------   ---------------
                                               4,706,791        52,941,492
                                         ---------------   ---------------
Expenses
Advisory fee...........................          372,722         4,038,189
Distribution fee--Class A..............           27,120           302,402
Distribution fee--Class B..............          229,850         2,622,638
Distribution fee--Class C..............           55,724           556,009
Transfer agency........................          130,561         1,026,226
Printing...............................           60,666           203,192
Audit and legal........................           57,368           126,749
Regist................................            37,090           102,424
Custodian..............................           23,302           237,195
Administrative.........................           11,700           141,000
Directors' fees........................            1,430            18,246
Miscellaneous..........................              822            14,977
                                         ---------------   ---------------
Total expenses.........................        1,008,355         9,389,247
Less: expense waived and reimbursed by
   Adviser (see Note B)................           (6,145)               -0-
Less: expense offset arrangement
   (see Note B)........................              (15)             (722)
                                         ---------------   ---------------
Net expenses...........................        1,002,195         9,388,525
                                         ---------------   ---------------
Net investment income..................        3,704,596        43,552,967
                                         ---------------   ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on investment
   transactions........................        2,344,725       (22,228,327)
Net change in unrealized
   appreciation/depreciation
   of investments......................        6,635,410        83,517,941
                                         ---------------   ---------------
Net gain on investment transactions....        8,980,135        61,289,614
                                         ---------------   ---------------
Net Increase in Net Assets from
   Operations..........................  $    12,684,731   $   104,842,581
                                         ===============   ===============


* The Fund changed its fiscal year end from August 31 to September 30. See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 19

STATEMENT OF CHANGES IN NET ASSETS



                         September 1,
                            2003 to         Year Ended       Year Ended
                         September 30,      August 31,       August 31,
                             2003*             2003             2002
                        ---------------  ---------------   ---------------
Increase (Decrease)
in Net Assets from
Operations
Net investment
   income............   $     3,704,596  $    43,552,967   $    50,028,914
Net realized gain (loss)
   on investment
   transactions......         2,344,725      (22,228,327)      (85,753,658)
Net change in unrealized
   appreciation/
   depreciation
   of investments....         6,635,410       83,517,941       (17,963,004)
                        ---------------  ---------------   ---------------
Net increase (decrease)
   in net assets from
   operations........        12,684,731      104,842,581       (53,687,748)
Dividends and
Distributions to
Shareholders from
Net investment income
   Class A...........          (725,109)      (8,515,054)       (7,065,749)
   Class B...........        (1,734,267)     (20,856,236)      (28,381,596)
   Class C...........          (419,583)      (4,386,336)       (5,421,383)
   Advisor Class.....        (1,019,771)     (10,588,413)       (7,656,599)
Tax return of capital
   Class A...........                -0-        (642,058)         (204,752)
   Class B...........                -0-      (1,572,615)         (822,444)
   Class C...........                -0-        (330,741)         (157,101)
   Advisor Class.....                -0-        (798,394)         (221,874)
Capital Stock
Transactions
Net increase
   (decrease)........       (46,384,493)      93,355,701        47,714,700
                        ---------------  ---------------   ---------------
Total increase
   (decrease)........       (37,598,492)     150,508,435       (55,904,546)
Net Assets
Beginning of period..       623,839,736      473,331,301       529,235,847

                        ---------------  ---------------   ---------------
End of period........   $   586,241,244  $   623,839,736   $   473,331,301
                        ===============  ===============   ===============


* The Fund changed its fiscal year end from August 31 to September 30. See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
September 30, 2003


NOTE A
Significant Accounting Policies
AllianceBernstein High Yield Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 21
one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN HIGH YIELD FUND

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End
The Fund changed its fiscal year end from August 31 to September 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from September 1, 2003 to September 30, 2003.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40% and 1.40% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the period ended September 30, 2003, such reimbursement amounted to $6,145.



--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 23

Pursuant to the advisory agreement, the Fund paid $11,700 and $141,000, respectively, to the Adviserrepresenting the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended September 30, 2003 and the year ended August 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $63,097 and $712,692, respectively, for the period ended September 30, 2003 and for the year ended August 31, 2003.

For the period ended September 30, 2003 and the year ended August 31, 2003, the Fund's expenses were reduced by $15 and $722, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it retained front-end sales charges of $1,435 and $13,331 from the sale of Class A shares, and received $28,005 and $39,312; $29,888 and $436,821; $965 and $5,162 in
contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended September 30, 2003 and the year ended August 31, 2003.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $24,449,171 and $1,643,053 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN HIGH YIELD FUND

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2003, were as follows:

                                             Purchases          Sales
                                         ===============   ===============
Investment securities (excluding
   U.S.government securities)..........  $    60,788,718   $    94,179,318
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost....................................................   $   573,835,332
                                                           ===============
Gross unrealized appreciation...........................   $    41,180,730
Gross unrealized depreciation...........................       (37,745,312)
                                                           ---------------
Net unrealized appreciation.............................   $     3,435,418
                                                           ===============

1. Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 25

NOTE E
Capital Stock
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                         =======================================================
                                                 Shares
                         =======================================================
                         September 1, 2003 to       Year Ended       Year Ended
                          September 30, 2003*  August 31, 2003  August 31, 2002
                         -------------------------------------------------------
Class A
Shares sold                           677,051     50,695,774         12,793,711
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions      63,897        862,968            558,834
--------------------------------------------------------------------------------
Shares converted from Class B         125,858        655,310            440,575
--------------------------------------------------------------------------------
Shares redeemed                    (8,576,569)   (42,975,793)       (12,218,599)
--------------------------------------------------------------------------------
Net increase (decrease)            (7,709,763)     9,238,259          1,574,521
================================================================================
Class B
Shares sold                           746,569     12,402,338         10,146,871
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions     160,331      1,659,855          1,781,035
--------------------------------------------------------------------------------
Shares converted to Class A          (125,865)      (655,124)          (440,454)
--------------------------------------------------------------------------------
Shares redeemed                    (1,029,930)   (14,561,280)       (18,189,367)
--------------------------------------------------------------------------------
Net decrease                         (248,895)    (1,154,211)        (6,701,915)
================================================================================
Class C
Shares sold                           496,567      6,117,854          3,407,343
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions      45,464        414,763            417,908
--------------------------------------------------------------------------------
Shares redeemed                      (426,585)    (4,367,013)        (5,108,529)
--------------------------------------------------------------------------------
Net increase (decrease)               115,446      2,165,604         (1,283,278)
================================================================================
Advisor Class
Shares sold                           402,855      9,207,882         15,557,297
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions     171,848      1,970,551          1,297,223
--------------------------------------------------------------------------------
Shares redeemed                      (508,956)    (4,506,897)        (3,151,370)
--------------------------------------------------------------------------------
Net increase                           65,747      6,671,536         13,703,150
================================================================================

* The Fund changed its fiscal year end from August 31 to September 30.



--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                         =======================================================
                                                Amount
                         =======================================================
                         September 1, 2003 to       Year Ended       Year Ended
                          September 30, 2003*  August 31, 2003  August 31, 2002
                         -------------------------------------------------------
Class A
Shares sold                     $   4,030,232  $ 285,082,432      $  74,452,185
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions     383,383      4,869,711          3,317,444
--------------------------------------------------------------------------------
Shares converted from Class B         753,221      3,752,150          2,624,391
--------------------------------------------------------------------------------
Shares redeemed                   (51,152,833)  (243,995,302)       (72,484,292)
--------------------------------------------------------------------------------
Net increase (decrease)         $ (45,985,997) $  49,708,991      $   7,909,728
================================================================================
Class B
Shares sold                     $   4,457,021  $  69,949,041      $  60,862,410
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions     963,590      9,280,274         10,568,559
--------------------------------------------------------------------------------
Shares converted to Class A          (753,221)    (3,752,150)        (2,624,391)
--------------------------------------------------------------------------------
Shares redeemed                    (6,150,066)   (81,250,801)      (107,244,764)
--------------------------------------------------------------------------------
Net decrease                    $  (1,482,676) $  (5,773,636)     $ (38,438,186)
================================================================================
Class C
Shares sold                     $   2,964,286  $  34,736,639      $  20,658,961
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions     273,238      2,328,284          2,481,435
--------------------------------------------------------------------------------
Shares redeemed                    (2,550,133)   (24,637,428)       (30,133,672)
--------------------------------------------------------------------------------
Net increase (decrease)         $     687,391  $  12,427,495      $  (6,993,276)
================================================================================
Advisor Class
Shares sold                     $   2,407,572  $  51,742,395      $  94,647,822
--------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions   1,032,803     11,021,245          7,570,806
--------------------------------------------------------------------------------
Shares redeemed                    (3,043,586)   (25,770,789)       (16,982,194)
--------------------------------------------------------------------------------
Net increase                    $     396,789  $  36,992,851      $  85,236,434
================================================================================

* The Fund changed its fiscal year end from August 31 to September 30.


--------------------------------------------------------------------------------

NOTE F
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended September 30, 2003.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 27

NOTE G
Distributions To Shareholders
The tax character of distributions paid during the fiscal period ended September 30, 2003 and fiscal years ended August 31, 2003 and August 31, 2002 were as follows:

                         September 1,
                           2003 to          Year Ended       Year Ended
                        September 30,       August 31,       August 31,
                             2003              2003             2002
                        ===============  ===============   ===============
Distributions paid from:
   Ordinary income...   $     3,898,730  $    44,346,039   $    49,410,078(a)
                        ---------------  ---------------   ---------------
Total taxable
distributions........         3,898,730       44,346,039        49,410,078(a)
Tax return of capital                -0-       3,343,808         1,406,171(a)
                        ---------------  ---------------   ---------------
Total distributions
paid.................   $     3,898,730  $    47,689,847   $    50,816,249(a)
                        ===============  ===============   ===============
As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses....................   $  (346,942,944)(b)
Unrealized appreciation/(depreciation)..................         3,435,418(c)
                                                           --------------
Total accumulated earnings/(deficit)....................   $  (343,507,526)
                                                           ==============

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.
(b) On September 30, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $346,942,944 of which $7,232,173 expires in the year 2006, $46,562,845 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010 and $4,663,406 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal period, permanent differences, primarily due to distributions in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN HIGH YIELD FUND

NOTE H
Legal Proceedings
Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, is currently under investigation by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that Alliance Capital provide information to them. Alliance Capital has been cooperating with all of these authorities and has been conducting its own internal investigation into these matters. In addition, Alliance Capital's Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Between October 3 and November 13, 2003, twenty-one additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

Through November 14, 2003, Alliance Capital's internal investigation has revealed that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain
AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 29
funds and mutual funds, for which Alliance Capital receives advisory fees ("Market Timing Relationships"). Alliance Capital believes that these Market Timing Relationships created conflicts of interest and that certain of the trades made pursuant to these relationships had an adverse effect on some shareholders of the AllianceBernstein Mutual Funds. These matters are the subject of the ongoing internal investigation by Alliance Capital.

As a result of Alliance Capital's involvement in market timing or for other reasons, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Any resolution of Alliance Capital's involvement in market timing and the related SEC and NYAG investigations and private lawsuits is likely to include, but not be limited to, sanctions, penalties, appropriate restitution to mutual fund shareholders and structural changes in the governance of Alliance Capital's mutual fund business. Alliance Capital is committed to full restitution of the adverse effects that inappropriate market timing transactions allowed by Alliance Capital had on the shareholders of the AllianceBernstein Mutual Funds.

--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                        ================================================================================
                                                                            Class A
                                        ================================================================================
                                          September
                                         1, 2003 to                           Year Ended August 31,
                                          September      --------------------------------------------------------------
                                        30, 2003(a)         2003        2002(b)     2001         2000         1999
                                        -------------------------------------------------------------------------------
Net asset value,
   beginning of period...............       $  5.90      $  5.33     $  6.49     $  8.10      $  9.47      $ 10.76
                                        -------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(c) ............           .04          .48         .60         .76          .92         1.02
Net realized and unrealized
   gain (loss) on investment
   transactions......................           .08          .61       (1.16)      (1.50)       (1.26)       (1.08)
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ......           .12         1.09        (.56)       (.74)        (.34)        (.06)
                                        -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income............................          (.04)        (.49)       (.58)       (.72)        (.98)       (1.02)
Distributions in excess of
   net investment income... .........            -0-          -0-         -0-         -0-          -0-        (.05)
Tax return of capital... ............            -0-        (.03)       (.02)       (.15)        (.05)        (.01)
Distributions from net realized .....
   gain on investments..... .........            -0-          -0-         -0-         -0-          -0-        (.15)
                                        -------------------------------------------------------------------------------
Total dividends and distributions ...          (.04)        (.52)       (.60)   (.87)           (1.03)       (1.23)
                                        -------------------------------------------------------------------------------
Net asset value, end of period ......       $  5.98       $ 5.90     $  5.33     $  6.49      $  8.10      $  9.47
                                        ================================================================================
Total Return
Total investment return based
   on net asset value(d)... .........          2.03%       21.38%      (9.14)%     (9.39)%      (3.79)%       (.58)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......... .........       $90,466     $134,674     $72,455     $78,053      $83,645     $102,400
Ratio to average net assets of:
  Expenses, net of
     waivers/reimbursements .........          1.63%(e)     1.38%       1.43%       1.34%        1.33%        1.31%
  Expenses, before
     waivers/reimbursements .........          1.63%(e)     1.38%       1.43%       1.34%        1.33%        1.31%
  Net investment income. ............          7.60%(e)     8.33%      10.06%      10.62%       10.92%       10.21%
Portfolio turnover rate. ............            10%         123%         57%         98%         102%         182%


See footnote summary on page 35.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 31

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ================================================================================
                                                                            Class B
                                        ================================================================================
                                          September
                                         1, 2003 to                         Year Ended August 31,
                                          September      --------------------------------------------------------------
                                        30, 2003(a)         2003        2002(b)     2001         2000         1999
                                        -------------------------------------------------------------------------------
Net asset value,
   beginning of period..... .........         $  5.90    $  5.33     $  6.50     $  8.10      $  9.46      $ 10.75
                                        -------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(c) ............           .03          .43         .56         .70          .86          .95
Net realized and unrealized
   gain (loss) on investment
   transactions............ .........           .10          .62       (1.17)      (1.48)       (1.26)       (1.08)
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ......           .13         1.05        (.61)       (.78)        (.40)        (.13)
                                        -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income.................. .........          (.04)        (.45)       (.54)       (.68)        (.91)        (.95)
Distributions in excess of
   net investment income... .........            -0-          -0-         -0-         -0-          -0-        (.05)
Tax return of capital... ............            -0-        (.03)       (.02)       (.14)        (.05)        (.01)
Distributions from net realized
   gain on investments..... .........            -0-          -0-         -0-         -0-          -0-        (.15)
                                        -------------------------------------------------------------------------------
Total dividends and distributions ...          (.04)        (.48)       (.56)       (.82)        (.96)        (1.16)
                                        -------------------------------------------------------------------------------
Net asset value, end of period ......       $  5.99       $ 5.90     $  5.33     $  6.50      $  8.10      $  9.46
                                        ================================================================================
Total Return
Total investment return based
   on net asset value(d)... .........          2.15%       20.55%      (9.94)%     (9.94)%      (4.40)%      (1.26)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......... .........      $279,666     $277,190    $256,533    $356,062     $421,105     $527,337
Ratio to average net assets of:
  Expenses, net of
     waivers/reimbursements .........          2.40%(e)     2.11%       2.15%       2.06%        2.04%        2.03%
  Expenses, before
     waivers/reimbursements .........          2.42%(e)     2.11%       2.15%       2.06%        2.04%        2.03%
  Net investment income. ............          7.11%(e)     7.79%       9.34%       9.97%       10.21%        9.52%
Portfolio turnover rate. ............            10%         123%         57%         98%         102%         182%


See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN HIGH YIELD FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ================================================================================
                                                                            Class C
                                        ================================================================================
                                          September
                                         1, 2003 to                         Year Ended August 31,
                                          September      --------------------------------------------------------------
                                        30, 2003(a)         2003        2002(b)     2001         2000         1999
                                        -------------------------------------------------------------------------------
Net asset value,
   beginning of period.............         $  5.90      $  5.33     $  6.50     $  8.10      $  9.47      $ 10.75
                                        -------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(c) ..........             .03          .43         .56         .70          .86          .95
Net realized and unrealized
   gain (loss) on investment
   transactions............ .......             .10          .62       (1.17)      (1.48)       (1.27)       (1.07)
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ....             .13         1.05        (.61)       (.78)        (.41)        (.12)
                                        -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income.................. .......            (.04)         .45)       (.54)       (.68)        (.91)        (.95)
Distributions in excess of
   net investment income... .......              -0-          -0-         -0-         -0-          -0-        (.05)
Tax return of capital... ..........              -0-        (.03)       (.02)       (.14)        (.05)        (.01)
Distributions from net realized
   gain on investments..... .......              -0-          -0-         -0-         -0-          -0-        (.15)
                                        -------------------------------------------------------------------------------
Total dividends and distributions .            (.04)        (.48)       (.56)       (.82)        (.96)       (1.16)
                                        -------------------------------------------------------------------------------
Net asset value, end of period ....         $  5.99       $ 5.90     $  5.33     $  6.50      $  8.10      $  9.47
                                        ================================================================================
Total Return
Total investment return based
   on net asset value(d)... .......            2.15%       20.54%      (9.94)%     (9.94)%      (4.51)%      (1.16)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......... .......         $68,068      $66,427     $48,448     $67,360      $79,826      $99,927
Ratio to average net assets of:
  Expenses, net of
     waivers/reimbursements .......            2.40%(e)     2.10%       2.14%       2.04%        2.03%        2.02%
  Expenses, before
     waivers/reimbursements .......            2.41%(e)     2.10%       2.14%       2.04%        2.03%        2.02%
  Net investment income. ..........            7.11%(e)     7.72%       9.35%       9.97%       10.23%        9.54%
Portfolio turnover rate ...........              10%         123%         57%         98%         102%         182%


See footnote summary on page 35.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ================================================================================
                                                                            Advisor Class
                                        ================================================================================
                                          September
                                         1, 2003 to                         Year Ended August 31,
                                          September     ---------------------------------------------------------------
                                        30, 2003(a)         2003        2002(b)     2001         2000         1999
                                        -------------------------------------------------------------------------------
Net asset value,
   beginning of period..... .......         $  5.91      $  5.34     $  6.50     $  8.10      $  9.47     $  10.76
                                        -------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(c) ..........             .04          .49         .62         .70          .95         1.06
Net realized and unrealized
   gain (loss) on investment
   transactions............ .......             .08          .61       (1.16)      (1.40)       (1.27)       (1.09)
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ....             .12         1.10        (.54)       (.70)        (.32)        (.03)
                                        -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income.................. .......            (.04)        (.50)       (.61)       (.74)       (1.00)       (1.06)
Distributions in excess of
   net investment income... .......              -0-          -0-         -0-         -0-          -0-        (.04)
Tax return of capital... ..........              -0-        (.03)       (.01)       (.16)        (.05)        (.01)
Distributions from net realized
   gain on investments..... .......              -0-          -0-         -0-         -0-          -0-        (.15)
                                        -------------------------------------------------------------------------------
 Total dividends and distributions .           (.04)        (.53)       (.62)       (.90)       (1.05)       (1.26)
                                       -------------------------------------------------------------------------------
Net asset value, end of period ....         $  5.99      $  5.91     $  5.34     $  6.50      $  8.10      $  9.47
                                        ================================================================================
Total Return
Total investment return based
   on net asset value(d)... .......            2.05%       21.73%      (8.82)%     (8.96)%      (3.47)%       (.28)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......... .......        $148,041     $145,549     $95,895     $27,762       $2,441       $3,564
Ratio to average net assets of:
  Expenses, net of
     waivers/reimbursements .......            1.40%(e)     1.09%       1.16%       1.04%        1.01%        1.03%
  Expenses, before
     waivers/reimbursements .......            1.40%(e)     1.09%       1.16%       1.04%        1.01%        1.03%
  Net investment income. ..........            8.12%(e)     8.72%      10.43%      10.92%       11.20%       10.58%
Portfolio turnover rate. ..........              10%         123%         57%         98%         102%         182%


See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN HIGH YIELD FUND

(a) The Fund changed its fiscal year end from August 31 to September 30.
(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 35

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS



To the Shareholders and Board of Directors of AllianceBernstein High Yield Fund, Inc. We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2003, the related statement of operations for the period from September 1, 2003 to September 30, 2003 and for the year ended August 31, 2003, the statement of changes in net assets for the period from September 1, 2003 to September 30, 2003 and for each of the two years in the period ended August 31, 2003, and the financial highlights for the period from September 1, 2003 to September 30, 2003 and for each of the five years in the period ended August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Fund, Inc. at September 30, 2003, the results of its operations for the period from September 1, 2003 to September 30, 2003 and for the year ended August 31, 2003, the changes in its net assets for the period from September 1, 2003 to September 30, 2003 and for each of the two years in the period ended August 31, 2003, and the financial highlights for the period from September 1, 2003 to September 30, 2003 and for each of the five years in the period ended August 31, 2003, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 14, 2003


TAX INFORMATION
(unaudited)


For the fiscal period ended September 30, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $89,350 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.



-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN HIGH YIELD FUND

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS


Kathleen A. Corbet, Senior Vice President
Michael A. Snyder,(2) Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investment Research
and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee.
(2) Mr. Snyder is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 37

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                PORTFOLIOS
                                                                  IN FUND        OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL             COMPLEX     DIRECTORSHIP
      ADDRESS                            OCCUPATION(S)         OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                   DURING PAST 5 YEARS        DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, 71     Investment adviser and an                113         None
2 Sound View Drive              independent consultant. He was
Suite 100                       formerly Senior Manager of Barrett
Greenwich, CT 06830             Associates, Inc., a registered
(6)                             investment adviser, with which he
Chairman of the Board           had been associated since prior
                                to 1998. He was formerly Deputy
                                Comptroller and Chief
                                Investment Officer of the State
                                of New York and, prior
                                thereto, Chief Investment Officer
                                of the New York Bank for
                                Savings.

Ruth Block,#, 73                Formerly Executive Vice President         96         None
500 SE Mizner Blvd.             and Chief Insurance Officer of
Boca Raton, FL 33432            The Equitable Life Assurance
(6)                             Society of the United States;
                                Chairman and Chief Executive
                                Officer of Evlico; Director
                                of Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty
                                chemicals), Tandem Financial Group,
                                and Donaldson Lufkin & Jenrette
                                Securities Corporation; former
                                Governor at LargeNational Association
                                of Securities Dealers, Inc.

David H. Dievler,#, 74          Independent consultant. Until            100         None
P.O. Box 167                    December 1994, he was Senior
Spring Lake, NJ 07762           Vice President of Alliance Capital
(6)                             Management Corporation ("ACMC")
                                responsible for mutual fund
                                administration. Prior to joining
                                ACMC in 1984, he was Chief Financial
                                Officer of Eberstadt Asset Management
                                since 1968. Prior to that, he
                                was Senior Manager at Price Waterhouse
                                & Co. Member of American Institute of
                                Certified Public Accountants since 1953.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                                PORTFOLIOS
                                                                  IN FUND        OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL             COMPLEX     DIRECTORSHIP
      ADDRESS                            OCCUPATION(S)         OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                   DURING PAST 5 YEARS        DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#, 61            Consultant. Formerly President of         98         None
P.O. Box 12                     Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002.
(6)                             Formerly a Senior Advisor from
                                June 1999-June 2000 and President
                                of Historic Hudson Valley (historic
                                preservation) from December 1989-May
                                1999. Previously, Director of the
                                National Academy of Design and during
                                1988-1992, he was Director and
                                Chairman of the Audit Committee of
                                ACMC.

Clifford L. Michel,#, 64        Senior Counsel of the law firm            97     Placer Dome,
15 St. Bernard's Road           of Cahill Gordon & Reindel since                      Inc.
Gladstone, NJ 07934             February 2001 and a partner
(6)                             of that firm for more than twenty-
                                five years prior thereto. He is
                                President and Chief Executive Officer
                                of Wenonah Development Company
                                (investments) and a Director of Placer
                                Dome, Inc. (mining).

Donald J. Robinson,#, 69        Senior Counsel to the law firm            96          None
98 Hell's Peak Road             of Orrick, Herrington & Sutcliffe
Weston, VT 05161                LLP since prior to 1998. Formerly
(6)                             a senior partner and a member
                                of the Executive Committee of that
                                firm. He was also a member and
                                Chairman of the Municipal Securities
                                Rulemaking Board and a Trustee of
                                the Museum of the City of New York.

INTERESTED DIRECTOR
Marc O. Mayer,+,46              Executive Vice President of ACMC          68         None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas,                       Executive Officer of Sanford C.
New York, NY 10105              Bernstein & Co., LLC and its
(1 month)                       predecessor since prior to
                                1998.



* There is no stated term of office for the Fund's Directors.
# Member of the Audit Committee and the Nominating Committee.
+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 39

Officer Information
Certain information concerning the Fund's Officers is listed below.




      NAME,                  POSITION(S)             PRINCIPAL OCCUPATION
 ADDRESS* AND AGE          HELD WITH FUND           DURING PAST 5 YEARS**
--------------------------------------------------------------------------------

Marc O. Mayer, 46            President                   See biography above.

Kathleen A. Corbet, 43       Senior Vice President       Executive Vice President of
                                                         Alliance Capital Management
                                                         Corporation ("ACMC")**, with
                                                         which she has been associated
                                                         since prior to 1998.

Michael A. Snyder, 41        Vice President              Senior Vice President of ACMC**
                                                         since May 2001. Previously, he
                                                         was Managing Director in the high
                                                         yield asset management group at
                                                         Donaldson, Lufkin & Jenrette
                                                         Corporation from 1998 to 2001.

Mark D. Gersten, 53          Treasurer and Chief         Senior Vice President of Alliance
                             Financial Officer           Global Investor Services, Inc.
                                                         ("AGIS")**, and Vice President of
                                                         AllianceBernstein Investment Research
                                                         and Management, Inc. ("ABIRM")**,
                                                         with which he has been associated
                                                         since prior to 1998.

Vincent S. Noto, 39          Controller                  Vice President of AGIS**, with
                                                         which he has been associated
                                                         since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.
The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN HIGH YIELD FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS


================================================================================
  Wealth Strategies Funds
================================================================================
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**
  U.S. Large Cap Portfolio

================================================================================
  Blended Style Series
================================================================================
  U.S. Large Cap Portfolio

================================================================================
  Growth Funds
================================================================================
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund#
  Technology Fund
  Global & International
  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund
  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds
================================================================================
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small CapValue Fund
  Utility Income Fund
  Value Fund
  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds
================================================================================
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds
================================================================================
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds
================================================================================
  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds
================================================================================
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM anaged Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II



--------------------------------------------------------------------------------
We also offer Exchange Reserves,## which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
#  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
## An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 41

ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


HIYAR0903

ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.      DESCRIPTION OF EXHIBIT

         10(a)(1) Code of ethics that is subject to the disclosure of Item 2 hereof

         10(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Yield Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------------------------
         Marc O. Mayer
         President

Date:   November 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------------------
         Marc O. Mayer
         President

Date:   November 25, 2003

By:      /s/ Mark D. Gersten
         ------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   November 25, 2003